EXHIBIT 4.1
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         The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in
                             RSI Retirement Trust.

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                     THE DIME SAVINGS BANK OF WILLIAMSBURGH
                               401(K) Savings Plan
                             IN RSI RETIREMENT TRUST
                        AS AMENDED AND RESTATED EFFECTIVE
          JANUARY 1, 1997 AND AS FURTHER AMENDED THROUGH APRIL 15, 1999
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                                                               TABLE OF CONTENTS
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                                TABLE OF CONTENTS


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
TABLE OF CONTENTS.................................................................................................I

INTRODUCTION......................................................................................................1

ARTICLE I -  DEFINITIONS..........................................................................................3


ARTICLE II -  ELIGIBILITY AND PARTICIPATION......................................................................16
         2.1      Eligibility Prior to January 1, 1997...........................................................16
         2.2      Ineligible Employees...........................................................................16
         2.3      Participation Prior to January 1, 1997.........................................................17
         2.4      Termination of Participation...................................................................17
         2.5      Eligibility upon Reemployment..................................................................17

ARTICLE III -  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS....................................................19
         3.1      Before-Tax Contributions Prior to January 1, 1997..............................................19
         3.2      Limitation on Before-Tax Contributions.........................................................19
         3.3      Changes in Before-Tax Contributions............................................................21
         3.4      Bank Contributions.............................................................................22
         3.5      Special Contributions..........................................................................22
         3.6      Limitation on Bank Contributions...............................................................23
         3.7      Aggregate Limit; Multiple Use of Alternative Limitation........................................24
         3.8      Interest on Excess Contributions...............................................................25
         3.9      Payment of Contributions.......................................................................27
         3.10     Rollover Contributions.........................................................................27
         3.11     Section 415 Limits on Contributions............................................................27

ARTICLE IV -  VESTING AND FORFEITURES............................................................................33
         4.1      Vesting........................................................................................33
         4.2      Forfeitures....................................................................................34
         4.3      Vesting upon Termination of Service and Subsequent Reemployment................................35

ARTICLE V -  TRUST FUND AND INVESTMENT ACCOUNTS..................................................................36
         5.1      Trust Fund.....................................................................................36
         5.2      Interim Investments............................................................................36
         5.3      Account Values.................................................................................36
         5.4      Separate Assets................................................................................37

ARTICLE VI -  INVESTMENT DIRECTIONS,  CHANGES OF INVESTMENT DIRECTIONS  AND TRANSFERS
BETWEEN INVESTMENT ACCOUNTS.......................................................................................38
         6.1      Investment Directions..........................................................................38
         6.2      Change of Investment Directions................................................................38
         6.3      Transfers Between Investment Accounts..........................................................38
         6.4      Employees Other than Participants..............................................................39
         6.5      Investment of Bank Contributions...............................................................39

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717                                  i    THE DIME SAVINGS BANK OF WILLIAMSBURGH

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         6.6      Voting Rights..................................................................................39
         6.7      Tender Rights..................................................................................40
         6.8      Dissenters' Rights.............................................................................40
         6.9      Dividend Reinvestment..........................................................................40

ARTICLE VII -  PAYMENT OF BENEFITS...............................................................................41
         7.1      General........................................................................................41
         7.2      Non-Hardship Withdrawals.......................................................................41
         7.3      Hardship Distributions.........................................................................42
         7.4      Distribution of Benefits Following Retirement or Termination of Service........................45
         7.5      Payments upon Retirement or Disability.........................................................46
         7.6      Payments upon Termination of Service for Reasons Other Than
                  Retirement or Disability.......................................................................48
         7.7      Payments upon Death............................................................................49
         7.8      Direct Rollover of Eligible Rollover Distributions.............................................51
         7.9      Commencement of Benefits.......................................................................52
         7.9      Manner of Payment of Withdrawals and Distributions from
                  the Share Investment Account...................................................................54

ARTICLE VIII -  LOANS TO PARTICIPANTS............................................................................55
         8.1      Definitions and Conditions.....................................................................55
         8.2      Loan Amount....................................................................................55
         8.3      Term of Loan...................................................................................56
         8.4      Operational Provisions.........................................................................56
         8.5      Repayments.....................................................................................57
         8.6      Default........................................................................................58
         8.7      Coordination of Outstanding Account and Payment of Benefits....................................59

ARTICLE IX -  ADMINISTRATION.....................................................................................60
         9.1      General Administration of the Plan.............................................................60
         9.2      Designation of Named Fiduciaries...............................................................60
         9.3      Responsibilities of Fiduciaries................................................................60
         9.4      Plan Administrator.............................................................................61
         9.5      Committee......................................................................................61
         9.6      Powers and Duties of the Committee.............................................................62
         9.7      Certification of Information...................................................................63
         9.8      Authorization of Benefit Payments..............................................................64
         9.9      Payment of Benefits to Legal Custodian.........................................................64
         9.10     Service in More Than One Fiduciary Capacity....................................................64
         9.11     Payment of Expenses............................................................................64
         9.12     Administration of Separate Assets..............................................................64

ARTICLE X -  BENEFIT CLAIMS PROCEDURE............................................................................66
         10.1     Definition.....................................................................................66
         10.2     Claims.........................................................................................66
         10.3     Disposition of Claim...........................................................................66
         10.4     Denial of Claim................................................................................66
         10.5     Inaction by Plan Administrator.................................................................67
         10.6     Right to Full and Fair Review..................................................................67
         10.7     Time of Review.................................................................................67
         10.8     Final Decision.................................................................................67

ARTICLE XI -  AMENDMENT, TERMINATION, AND WITHDRAWAL.............................................................68
         11.1     Amendment and Termination......................................................................68
         11.2     Withdrawal from the Trust Fund.................................................................68

ARTICLE XII -  TOP-HEAVY PLAN PROVISIONS.........................................................................69
         12.1     Introduction...................................................................................69
         12.2     Definitions....................................................................................69
         12.3     Minimum Contributions..........................................................................73
         12.4     Impact on Section 415 Maximum Benefits.........................................................74

ARTICLE XIII -  MISCELLANEOUS PROVISIONS.........................................................................76
         13.1     No Right to Continued Employment...............................................................76
         13.2     Merger, Consolidation, or Transfer.............................................................76
         13.3     Nonalienation of Benefits......................................................................76
         13.4     Missing Payee..................................................................................76
         13.5     Affiliated Employers...........................................................................77
         13.6     Successor Employer.............................................................................77
         13.7     Return of Employer Contributions...............................................................77
         13.8     Adoption of Plan by Affiliated Employer........................................................77
         13.9     Construction of Language.......................................................................78
         13.10    Headings.......................................................................................78
         13.11    Governing Law..................................................................................78

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717                                 ii    THE DIME SAVINGS BANK OF WILLIAMSBURGH



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                                                                    INTRODUCTION
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                                  INTRODUCTION

Effective as of July 1, 1973, The Dime Savings Bank of Williamsburgh ("Employer") adopted the Dime Savings Bank of Williamsburgh Incentive Savings Plan ("1973 Plan").


Effective as of July 1, 1991, the Employer adopted resolutions wherein RSI Retirement Trust was named successor trustee and the RSI Retirement Trust Agreement and Declaration of Trust ("Agreement") was adopted.


Effective as of July 1, 1991, the 1973 Plan was amended and restated in its entirety. The amended and restated plan became known as The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust ("Prior Plan").


Effective as of February 8, 1996, the Employer adopted resolutions which (a) added an investment fund to the Plan consisting of common stock of the Employer and (b) established the Plan as a Plan of Partial Participation as defined under the Agreement. In conjunction with such resolutions, the Employer adopted a Separate Agreement establishing a separate trust to hold the common stock of the Employer and a designated Separate Agency to serve as trustee.


Effective as of May 31, 1996, the Employer adopted resolutions ceasing matching Bank Contributions under Section 3.4 of the Plan.


Effective as of June 26, 1996, Pioneer Savings Bank, F.S.B. and its parent Conestoga Bancorp, Inc. were acquired by the Employer. In connection with this acquisition, the Employer amended the Plan to give credit to employees of specified "acquired companies" for purposes of vesting and eligibility to participate, and to permit immediate participation as of the date of such acquisition for eligible employees with respect to compensation for the full payroll period that includes the date of such acquisition.


Effective as of January 1, 1997, the Plan is amended to provide that there will be no new enrollments in the Plan and there will be no future Before-Tax Contributions under the Plan.


Effective March 1, 1997, the Pioneer Savings Bank, FSB Tax Deferral Savings Plan in RSI Retirement Trust shall be merged with and into The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust. The accounts of employees of Pioneer Savings Bank, FSB and Conestoga Bancorp, Inc. shall be merged into the Accounts maintained on behalf of each Participant in accordance with Section 1.1 of the Plan.


Effective January 21, 1999, The Dime Savings Bank of Williamsburgh acquired Financial Federal Savings Bank. Effective April 15, 1999, Financial Federal Savings Bank Incentive Savings Plan in RSI Retirement Trust shall be merged with and into The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust. The accounts of employees of Financial Federal Savings Bank shall be merged into the Accounts maintained on behalf of each Participant in accordance with Section 1.1 of the Plan.


Effective as of January 1, 1997, the Prior Plan was amended and restated in its entirety. The amended and restated plan shall be known as The Dime Savings Bank of Williamsburgh 401(k)

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717                                  1    THE DIME SAVINGS BANK OF WILLIAMSBURGH


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                                                                    INTRODUCTION
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Savings Plan in RSI Retirement Trust As Amended and Restated as of January 1,
1997 and as Further Amended Through April 15, 1999 ("Plan"), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Agreement which are incorporated herein and made a part hereof.


The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal revenue Code of 1986 ("Code").


The Plan shall constitute a profit-sharing plan within the meaning of Section 401(a) of the Code, without regard to current or accumulated profits of the Employer, as provided in Section 401(a)(27) of the Code.


The Plan complies with all Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997 and the Restructuring and Reform Act of 1998.


Subject to any amendments that may subsequently be adopted by the Employer prior to his Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after January 1, 1997. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to January 1, 1997, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant's termination of employment.


The Employer has herein restated the Plan with the intention that (i) the Plan shall at all times be qualified under Section 401(a) of the Code, (ii) the Agreement and the Separate Agreement shall be tax-exempt under Section 501(a) of the Code, and (iii) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan, the Agreement and the Separate Agreement shall be construed to effectuate such intentions.




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717                                  2    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
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                                   ARTICLE I -
                                   DEFINITIONS

The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.


1.1 ACCOUNTS means the Participant Contribution Account, Before-Tax Contribution Account (including Special Contributions, if any), Bank Contribution Account, Rollover Contribution Account and effective March 1, 1997, Pioneer Prior Matching Contribution Account, established under the Plan on behalf of an Employee. Effective March 1, 1997, Accounts shall also include accounts maintained on behalf of employees of the Acquired Company, acquired on June 26, 1996. Effective April 15, 1999, Accounts shall also include accounts maintained on behalf of employees of Financial Federal Savings Bank, acquired on January 21, 1999.


1.2 ACTUAL CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the Bank Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of one hundred sixty thousand dollars ($160,000), adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under
         Section 401(a)(17)(B) of the Code.


1.3 ACTUAL DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of the sum of Before-Tax Contributions, and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of one hundred sixty thousand dollars ($160,000), adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.


1.4 ACQUIRED COMPANY means any of the following companies which is acquired by, or merged or consolidated with, the Employer or its holding company:


         (a)      Pioneer Savings Bank, F.S.B.


         (b)      Conestoga Bancorp, Inc.

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717                                  3    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
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1.5      AFFILIATED EMPLOYER means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.


1.6 AFFILIATED SERVICE means employment with an employer during the period that such employer is an Affiliated Employer.


1.7 AGREEMENT means the RSI Retirement Trust Agreement and Declaration of Trust as amended and restated August 1, 1990, as amended from time to time. The Agreement shall be incorporated herein and constitute a part of the Plan.


1.8 AVERAGE ACTUAL CONTRIBUTION PERCENTAGE means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.


1.9 AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.


1.10 BANK CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of a Participant to which the Bank Contributions made on such Participant's behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Effective April 15, 1999, Bank Contribution Account shall also mean matching contribution accounts maintained on behalf of Employees of the acquired Financial Federal Savings Bank under the former Financial Federal Plan, as in effect on April 14, 1999.


1.11 BANK CONTRIBUTIONS means the contributions made by the Employer pursuant to Section 3.4. Bank Contributions also means those contributions made by the Employer under the provisions of the Prior Plan as in effect prior to July 1, 1991.


1.12 BEFORE-TAX CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of a Participant to which Before-Tax Contributions and Special Contributions, if any, made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Effective March 1, 1997, Before-Tax Contribution Account shall also mean before-tax contribution accounts maintained on behalf of Employees of the

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717                                  4    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
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         Acquired Company under the former Pioneer Plan, as in effect on and prior to February 28, 1997. Effective April 15, 1999, Before-Tax Contribution Account shall also mean before-tax contribution accounts maintained on behalf of Employees of Financial Federal under the former Financial Federal Plan, as in effect on and prior to April 14, 1999.


1.13 BEFORE-TAX CONTRIBUTIONS means the contributions of the Employer made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1. Effective as of January 1, 1997, there are no future Before-Tax Contributions made in accordance with the Compensation Reduction Agreements of Participants pursuant to
         Section 3.1.


1.14 BENEFICIARY means any person who is receiving or is eligible to receive a benefit under Section 7.7 of the Plan upon the death of an Employee or former Employee.


1.15 BOARD means the board of trustees, directors or other governing body of the Sponsoring Employer.



1.16 CODE means the Internal Revenue Code of 1986, as amended from time to time.


1.17 COMMITTEE means the person or persons appointed by the Employer in accordance with Section 9.2(b).


1.18 COMPENSATION means the base compensation receivable by an Employee from the Employer for the calendar year prior to any reduction pursuant to a Compensation Reduction Agreement. Base compensation shall include salary, Before-Tax Contributions, wages and wage continuation payments to an Employee who is absent due to illness or disability of a short-term nature, overtime and commissions.


         Compensation shall not exceed one hundred sixty thousand dollars ($160,000), adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. For purposes of this
         Section 1.18, if the Plan Year in which a Participant's Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, as prescribed by the Secretary of the Treasury under
         Section 401(a)(17) of the Code, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.


         For purposes of determining Before-Tax Contributions, Compensation of an Employee of an Acquired Company shall include amounts received from the Acquired Company during the payroll period in which the date of the transaction by which such company became an Acquired Company occurs, if such amounts would otherwise be considered to be Compensation under this Section 1.18.

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717                                  5    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
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1.19     COMPENSATION REDUCTION AGREEMENT means an agreement between the
         Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage thereof, to the extent provided in
         Section 3.1, and the Employer agrees to contribute to the Trust, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.


1.20 COMPUTATION PERIOD means the twelve (12) consecutive month period commencing with the Employee's Employment Commencement Date and each Plan Year commencing subsequent to the Employee's Employment Commencement Date.


1.21 DISABILITY means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on his education, training and experience.


1.22 EARLY RETIREMENT DATE means the first day of any month coincident with or following the date the Participant completes five (5) years of credited service and either: (a) the Participant has attained age sixty
         (60) or (b) the Participant has completed at least thirty (30) years of vested service. For purposes of this Section 1.22, credited service and vested service mean credited service and vested service as defined in the Sponsoring Employer's defined benefit retirement plan. Effective March 1, 1997, for Employees who were employed by the Acquired Company as of the date of acquisition, June 26, 1996, Early Retirement Date shall mean the first day of any month coincident with or following such Employee's attainment of age fifty-five (55). Effective April 15, 1999, for Employees who were employed by the Financial Federal as of the date of acquisition, January 21, 1999, Early Retirement Date shall mean the first day of any month coincident with or following the later of (i) the Participant's attainment of age fifty-five (55) or (ii) the completion of a Period of Service of ten (10) years.


1.23     EFFECTIVE DATE means July 1, 1973.


1.24 ELIGIBLE EMPLOYEE means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.


1.25     EMPLOYEE means any person employed by the Employer.


1.26 EMPLOYER means The Dime Savings Bank of Williamsburgh and any Participating Affiliate or any successor organization which shall continue to maintain the Plan set forth herein.


1.27     EMPLOYER RESOLUTIONS means resolutions adopted by the Board.


1.28 EMPLOYMENT COMMENCEMENT DATE means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.


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717                                  6    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
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1.29     ERISA means the Employee Retirement Income Security Act of 1974, as
         amended from time to time.


1.30 FINANCIAL FEDERAL means Financial Federal Savings Bank which was acquired by the Employer on January 21, 1999.


1.31 FINANCIAL FEDERAL PLAN means financial Federal Savings Bank Incentive Savings Plan in RSI Retirement Trust as in effect on and prior to April 14, 1999.


1.32     FORFEITURES means any amounts forfeited pursuant to Section 4.2.


1.33     HARDSHIP means the condition described in Section 7.3.


1.34 HIGHLY COMPENSATED EMPLOYEE means, with respect to a Plan Year, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:


         (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made, received compensation as defined under Section 414(q)(4) of the Code ("Section 414(q) Compensation") from the Employer, in excess of eighty thousand dollars ($80,000), adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or


         (b) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(2) of the Code.


         For purposes of subsection (a) above, effective for Plan Years commencing after December 31, 1997, Section 414(q) Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.


         Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five (55).


1.35     HOUR OF SERVICE means the following:


         (a) each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

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717                                  7    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
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         (b)      each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as but not limited to vacation, sickness or disability) other than for the performance of duties (irrespective of whether the employment relationship has terminated). These hours shall be credited to the Employee for the computation period or periods in which the nonperformance of duties occur; and


         (c) each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made. These same Hours of Service shall not be credited under both paragraph (a) or paragraph (b) of this Section, and under this paragraph (c).


         (d) Hours of Service shall be computed and credited in accordance with Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by reference.


         (e)      Hours of Service shall include Affiliated Service.


         Hours of Service for Employees for whom records of hours are not maintained shall be determined on the assumption that each Employee has completed forty-five (45) Hours of Service during each week for which he would be required to be credited with at least one (1) Hour of Service.


1.36 INVESTMENT ACCOUNTS means any and all of the investment accounts established by Board resolutions and presented to the Trustees or the Share Investment Account for the purpose of investing contributions made to the Trust Fund in accordance with the provisions of the Agreement. The securities and other property in which contributions to the Investment Accounts of the Trust Fund may be invested shall be specified in the Agreement or the Separate Agreement and the rights of the Trustees or Separate Agency shall be established in accordance with the provisions of such Agreement or the Separate Agreement.


1.37 LEASED EMPLOYEE means any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the
         Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of and control by the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, however, including amounts contributed pursuant to a compensation reduction agreement
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717                                  8    THE DIME SAVINGS BANK OF WILLIAMSBURGH
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                                                                     ARTICLE I -
                                                                     DEFINITIONS
--------------------------------------------------------------------------------

         which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code; (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees.


1.38 MERGED PLAN means a defined contribution plan permitting salary reduction contributions or, if none, other defined contribution plan of an Acquired Company.


1.39 NAMED FIDUCIARIES means the Trustees, the Committee and the Separate Agency and such other parties who are designated by the Sponsoring Employer to control and manage the operation and administration of the Plan.


1.40 NET VALUE means the value of an Employee's Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.


1.41 NON-HIGHLY COMPENSATED EMPLOYEE means, with respect to a Plan Year, an Employee who is not a Highly Compensated Employee.


1.42 NORMAL RETIREMENT AGE means the date an Employee attains age sixty-five (65).


1.43 NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the Participant's Normal Retirement Age.


1.44 ONE YEAR PERIOD OF SEVERANCE means a twelve (12) consecutive month period following an Employee's Termination of Service with the Employer during which the Employee did not perform an Hour of Service. Prior to July 1, 1991, a One Year Period of Severance means a Plan Year during which the Employee did not complete at least 501 Hours of Service.


         Notwithstanding the foregoing, for purposes of determining a One Year Period of Severance, an Employee who:


         (a)      was an employee of the Employer on June 30, 1991; and


         (b) terminates employment with the Employer during his Computation Period which includes July 1, 1991; and


         (c) is credited with at least five hundred and one (501) Hours of Service during his Computation Period which includes July 1, 1991 shall be deemed to incur a Termination of Service as of the first day immediately following the last day of such Computation Period.


         Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four
         (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An

--------------------------------------------------------------------------------
717                                   9   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                     ARTICLE I -
                                                                     DEFINITIONS
--------------------------------------------------------------------------------
         absence from employment for maternity or paternity reasons means an absence (i) by reason of pregnancy of the Employee, or (ii) by reason of a birth of a child of the Employee, or (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.


1.45 PARTICIPANT means an Eligible Employee who participated in accordance with the provisions of Section 2.3, and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.


1.46 PARTICIPANT CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of a Participant to which Participant Contributions are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.


1.47 PARTICIPANT CONTRIBUTIONS means those contributions made by a Participant prior to July 1, 1991 under the provisions of the Prior Plan as in effect prior to July 1, 1991.

1.48 PARTICIPATING AFFILIATE means any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer and the Trustees, shall adopt this Plan in accordance with the provisions of Section 13.8 and the Agreement. Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 13.8.

1.49     PERIOD OF SERVICE means the following:


         (a) if an Employee's Employment Commencement Date occurred prior to the July 1, 1991, the sum of:


                  (i) the number of years of service credited to such Employee as of the last day of the Computation Period which ended immediately prior to July 1, 1991 under the provisions of the Prior Plan as in effect prior to July 1, 1991; and


                  (ii) the period commencing with the first day of the Computation Period which began immediately prior to July 1, 1991 and ending on the date such Employee first incurs a Termination of Service.


                  Notwithstanding the foregoing, for purposes of determining a Period of Service, an Employee who:


                           (A)      was an Employee of the Employer on June 30,
                                    1991;
--------------------------------------------------------------------------------
717                                 10    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                     ARTICLE I -
                                                                     DEFINITIONS
--------------------------------------------------------------------------------

                           (B) terminates employment with the Employer during his Computation Period which includes July 1, 1991; and


                           (C) is credited with at least one thousand (1,000) Hours of Service during his Computation Period which includes July 1, 1991 shall be deemed to incur a Termination of Service as of the first day immediately following the last day of such Computation Period.


         (b) if an Employee's Employment Commencement Date occurs on or after July 1, 1991, the period commencing with the Employee's Employment Commencement Date and ending on the date such Employee first incurs a Termination of Service.


         (c) For purposes of determining eligibility to participate and vesting of contributions under the Plan, the Period of Service of any individual who was employed by an Acquired Company on the date of the transaction by which such company became an Acquired Company, shall include service recognized for purposes of vesting and eligibility to participate under the Merged Plan of such Acquired Company. For purposes of determining vesting of contributions under the Plan, Period of Service with Financial Federal, of any individual who was employed by Financial Federal, shall be recognized for vesting purposes.


         Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.44 shall not be included in determining a Period of Service.


         A period after July 1, 1991 during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:


                  (i) such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one
                           (1) year after such Termination of Service; or


                  (ii) such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one
                           (1) year after the date such absence began.


         All Periods of Service not disregarded under Sections 2.5 and 4.3 shall be aggregated.


         Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by three hundred sixty five (365) and disregarding any fractional remainder.


1.50 PIONEER PLAN means Pioneer Savings Bank, FSB Tax Deferral Savings Plan in RSI Retirement Trust as in effect on and prior to February 28, 1997.

--------------------------------------------------------------------------------
717                                 11    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                     ARTICLE I -
                                                                     DEFINITIONS
--------------------------------------------------------------------------------


1.51 PIONEER PRIOR MATCHING CONTRIBUTION ACCOUNT means that separate, individual account established on behalf of a Participant who was employed by the Acquired Company and who was a participant under the former Pioneer Plan, to which such Pioneer Prior Matching Contributions were credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.


1.52 PIONEER PRIOR MATCHING CONTRIBUTION means contributions made on behalf of a Participant who was employed by the Acquired Company and who was a participant under the Pioneer Plan.


1.53 PLAN means The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust, as herein restated and as it may be amended from time to time. The Plan shall be a Plan of Partial Participation AS defined in the Agreement.


1.54 PLAN ADMINISTRATOR means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section 9.4.


1.55 PLAN FUNDS means the assets of the Plan held in the Trust Fund and the Separate Assets.


1.56     PLAN YEAR means the calendar year.


1.57 POSTPONED RETIREMENT DATE means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.


1.58 PRIOR PLAN means The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust as in effect on the date immediately preceding the Restatement Date.


1.59 QUALIFIED NONELECTIVE CONTRIBUTIONS means contributions, other than Bank Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and
         (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:


                  (i) the Participant's death, Disability or separation from service for other reasons;


                  (ii) the Participant's attainment of age fifty-nine and one-half (59-1/2); or


                  (iii)    termination of the Plan.


         Special Contributions defined under Section 1.69 are Qualified Nonelective Contributions.


1.60     RESTATEMENT DATE means January 1, 1997.


--------------------------------------------------------------------------------
717                                12    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                     ARTICLE I -
                                                                     DEFINITIONS
--------------------------------------------------------------------------------


1.61 RETIREMENT DATE means the Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.


1.62 ROLLOVER CONTRIBUTION means (a) a contribution to the Plan of money received by an Employee from a qualified plan or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan.


1.63 ROLLOVER CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of an Employee to which his Rollover Contributions are credited together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Effective March 1, 1997, Rollover Contribution Account shall also mean rollover contribution accounts maintained on behalf of Employees of the Acquired Company under the former Pioneer Plan as in effect on and prior to February 28, 1997. Effective April 15, 1999, Rollover Contribution Account shall also mean rollover contribution accounts maintained on behalf of Employees of Financial Federal under the former Financial Federal Plan as in effect on and prior to April 14, 1999.


1.64 SEPARATE AGENCY means any trustee or insurance carrier holding Plan Funds under a Separate Agreement.


1.65 SEPARATE AGREEMENT means the trust agreement or insurance contract governing the investment and administration of any Separate Assets.


1.66 SEPARATE ASSETS means assets of the Plan as described in Section 5.2(b) which are held under an insurance contract issued to the Employer or in a trust other than the Trust.


1.67 SHARE INVESTMENT ACCOUNT means the Investment Account comprised primarily of Shares and fractional Shares. The Separate Assets shall consist of the Share Investment Account, effective as of February 8, 1996. The Share Investment Account shall be governed by the provisions of this Plan and the provisions of the Separate Agreement entered into in connection with such Account between the Employer and the Separate Agency selected as trustee for the Share Investment Account.


1.68 SHARES means shares and any fraction thereof of common stock of Dime Community Bancorp, Inc. Effective August 13, 1998, Dime Community Bancorp, Inc. changed its name to Dime Community Bancshares, Inc.


1.69 SPECIAL CONTRIBUTIONS means the contributions made by the Employer pursuant to Section 3.5. Special Contributions are Qualified Nonelective Contributions as defined under Section 1.59.


1.70 SPONSORING EMPLOYER means The Dime Savings Bank of Williamsburgh or any successor organization which shall continue to maintain the Plan set forth herein.

--------------------------------------------------------------------------------
717                                 13    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                     ARTICLE I -
                                                                     DEFINITIONS
--------------------------------------------------------------------------------

1.71 SPOUSE means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.


1.72 TERMINATION OF SERVICE means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's service is terminated for any other reason.


         Service in the Armed Forces of the United States shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America. Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits and calculation of Periods of Service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.


         A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.


         Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 1.44 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.


1.73 TRUST means the trust established or maintained under the Agreement with respect to the Plan.


1.74     TRUST FUND means the assets held in accordance with the Agreement.


1.75     TRUSTEES means the Trustees of the RSI Retirement Trust.


1.76 UNITS means the units of measure of an Employee's proportionate undivided beneficial interest in one or more of the Investment Accounts, valued as of the close of business.


1.77     VALUATION DATE means each business day.




--------------------------------------------------------------------------------
717                                 14    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                    ARTICLE II -
                                                   ELIGIBILITY AND PARTICIPATION
--------------------------------------------------------------------------------
                                  ARTICLE II -
                          ELIGIBILITY AND PARTICIPATION

2.1      ELIGIBILITY PRIOR TO JANUARY 1, 1997


         (a) Every Employee who was a Participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.


         (b) Every other Employee who is not excluded under the provisions of Section 2.2 shall become an Eligible Employee upon satisfying each of the following conditions:


                  (i)     completion of a Period of Service of one (1) year; and


                  (ii)    classification as a salaried Employee.


         (c) For purposes of determining (i) if an Employee completed a Period of Service of one (1) year and (ii) Periods of Service pursuant to Section 2.5, employment with an Affiliated Employer shall be deemed employment with the Employer.


         (d)      An Employee who otherwise satisfies the requirements of this
                  Section 2.1 and who is no longer excluded under the provisions of Section 2.2 shall immediately become an Eligible Employee.


         (e) Effective as of January 1, 1997, there will be no new enrollments in the Plan.


2.2      INELIGIBLE EMPLOYEES


         The following classes of Employees were ineligible to participate in the Plan:


         (a)      Employees compensated on an hourly or commission basis;


         (b)      Leased Employees;


         (c) Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan; and


         (d) Owner-Employees. For purposes of this Section 2.2(d), Owner-Employee means an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership which adopted the Plan.



--------------------------------------------------------------------------------
717                                 15    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                    ARTICLE II -
                                                   ELIGIBILITY AND PARTICIPATION
--------------------------------------------------------------------------------
2.3      PARTICIPATION PRIOR TO JANUARY 1, 1997


         An Eligible Employee may elect to participate as of the first day of any payroll period of any calendar month following satisfaction of the eligibility requirements set forth in Section 2.1, and either: (a) an election for Before-Tax Contributions in accordance with Section 3.1 or
         (b) eligibility for Special Contributions in accordance with Section
         3.5. An election for Before-Tax Contributions shall be evidenced by completing and filing the form prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section 6.1. By completing and filing such form, the Eligible Employee authorizes the Employer to make the applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee's election to participate. In the case of Special Contributions, a Participant shall complete a form prescribed by the Committee, designating a Beneficiary and an investment direction as described in Section 6.1. Employees of an Acquired Company who are eligible to participate on the date of the transaction by which such company became an Acquired Company, may also elect to participate as of the first day of the payroll period in which such transaction occurs.


         Effective as of January 1, 1997, there will be no new enrollments in the Plan.


2.4      TERMINATION OF PARTICIPATION


         Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant's Accounts has been distributed.


2.5      ELIGIBILITY UPON REEMPLOYMENT


         If an Employee incurs a One Year Period of Severance prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Period of Severance shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.


         If an Employee incurs a One Year Period of Severance after satisfying the eligibility requirements of Section 2.1 and:


         (a) if such Employee is not vested in any Bank Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to a One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or
                  (ii) the aggregate number of such Employee's Periods of Service credited before his One Year Period of Severance. If such former Employee's Periods of Service prior to his One Year Period of Severance are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section
                  2.2. If such former


--------------------------------------------------------------------------------
717                                 16    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                    ARTICLE II -
                                                   ELIGIBILITY AND PARTICIPATION
--------------------------------------------------------------------------------

                  Employee's Periods of Service prior to his One Year Period of Severance are not recredited under this Section 2.5, such Employee must satisfy the eligibility requirements of
                  Section 2.1 as a new Employee;


         (b) if such Employee is vested in any Bank Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to his One Year Period of Severance and shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

--------------------------------------------------------------------------------
717                                  17   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------


                                  ARTICLE III -
                 CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS

3.1      BEFORE-TAX CONTRIBUTIONS PRIOR TO JANUARY 1, 1997


         The Employer shall make Before-Tax Contributions for each payroll period in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.11, the amount of reduction authorized by the Eligible Employee shall be limited to whole percentages of Compensation and shall not be less than one percent (1%) nor greater than nine percent (9%). The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant's Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan.


         Effective as of January 1, 1997, no future Before-Tax Contributions shall be made under the Plan.


3.2      LIMITATION ON BEFORE-TAX CONTRIBUTIONS


         (a) The percentage of Before-Tax Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:


                  (i) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or


                  (ii) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2);


                  provided, in the case of subsection (ii) above, that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code. The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.


                  The above subsections (i) and (ii) shall be subject to the distribution provisions of the last paragraph of Section 3.11(f).

--------------------------------------------------------------------------------
717                                  18   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------



                  If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Before-Tax Contributions for a Highly Compensated Employee shall be determined by "leveling"(as hereafter defined), the highest Before-Tax Contributions made by Highly Compensated Employees until the Average Actual Deferral Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Before-Tax Contribution of the Highly Compensated Employee with the highest Before-Tax Contribution amount to the extent required to:


                  (A) enable the Average Actual Deferral Percentage limitations to be met, or


                  (B) cause such Highly Compensated Employee's Before-Tax Contribution amount to equal the dollar amount of the Before-Tax Contribution of the Highly Compensated Employee with the next highest Before-Tax Contribution amount by distribution of such excess Before-Tax Contributions, as described below, to the Highly Compensated Employee whose Before-Tax Contributions equal the highest dollar amount, and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.


                  If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.8, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year.


                  If Before-Tax Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, Bank Contributions, if any, including any earnings thereon as determined under Section 3.8, that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under
                  Section 4.2.


                  In the event that the Plan satisfies the requirements of
                  Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.2 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.


                  If any Highly Compensated Employee is a Participant in two (2) or more cash or deferred arrangements of the Employer, for purposes of determining the Actual

--------------------------------------------------------------------------------
717                                  19   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------


                  Deferral Percentage with respect to such Highly Compensated Employee, all cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement.


         (b) Before-Tax Contributions and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer made on behalf of any Participant during the 1997 Plan Year shall not exceed nine thousand five hundred dollars ($9,500). During the 1998 Plan Year, such amount shall be increased to ten thousand dollars ($10,000) and remains at ten thousand dollars ($10,000) for 1999. For Plan Years commencing after December 31, 1999, Before-Tax Contributions and any elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer shall be further adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code. This Section 3.2(b) shall be subject to the distribution provisions of the last paragraph of Section 3.11(f).


         (c) If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection (b), such contributions, including any earnings thereon as determined under Section 3.8, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than April 15th of the calendar year following the close of such Plan Year.


                  If Before-Tax Contributions during any Plan Year exceed the maximum dollar amount applicable to a Participant as set forth in subsection (b), Bank Contributions, if any, including any earnings thereon as determined under Section 3.8, that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2


         (d) Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).


3.3      CHANGES IN BEFORE-TAX CONTRIBUTIONS


         This Section 3.3 is subject to the provisions of Section 3.1. Unless
         (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.3(c)(iii), the percentage of Before-Tax Contributions made under Section 3.1 shall continue in effect so long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form, prospectively increase or decrease the rate of Before-Tax Contributions made on his behalf to any of the percentages authorized under Section 3.1 or suspend Before-Tax Contributions without withdrawing from participation in the Plan. Such form must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become


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                                                                   ARTICLE III -
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         effective. A Participant who has Before-Tax Contributions made on his behalf suspended may resume such contributions by completing and filing the applicable form. Only four (4) times in any Plan Year may an election be made which would prospectively increase, decrease, suspend or resume Before-Tax Contributions made on behalf of a Participant.


         Notwithstanding the foregoing, a Participant who receives a Hardship distribution pursuant to Section 7.3(c)(iii) shall have his Compensation Reduction Agreement deemed null and void and all Before-Tax Contributions made on behalf of such Participant shall be suspended until the later to occur of: (i) twelve (12) months after receipt of the Hardship distribution and (ii) the first payroll period coincident with or next following the first day of any calendar month which occurs ten (10) days following the completion and filing of a Compensation Reduction Agreement authorizing the resumption of Before-Tax Contributions to be made on his behalf. Before-Tax Contributions following a Hardship distribution made pursuant to
         Section 7.3(c)(iii) shall be subject to the following limitations:


         (A) Before-Tax Contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution shall not exceed the applicable limit under
                  Section 402(g) of the Code for such next taxable year less the amount of such Participant's Before-Tax Contributions for the taxable year of the Hardship distribution, and


         (B) the percentage of Before-Tax Contributions for the twelve (12) month period following the mandatory twelve (12) month suspension period shall not exceed the percentage of Before-Tax Contributions made on behalf of the Participant as set forth in the last Compensation Reduction Agreement in effect prior to the Hardship distribution.


         Before-Tax Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.


3.4      BANK CONTRIBUTIONS


         Effective as of May 31, 1996, the Employer discontinued contributions to the Plan which matched Participant's Before-Tax Contributions.


3.5      SPECIAL CONTRIBUTIONS


         In addition to other contributions, if any, the Employer may, in its discretion, make Special Contributions for a Plan Year, to the Before-Tax Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.


         The Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the

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                                                                   ARTICLE III -
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         Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee's Compensation for the Plan Year.


         Any other provision of the Plan to the contrary notwithstanding, no Bank Contributions shall be made with respect to any Special Contributions.


3.6      LIMITATION ON BANK CONTRIBUTIONS


         The Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:


         (a) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or


         (b) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2);


         provided, in the case of subsection (b) above, that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code. The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.


         The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.11(f).


         If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Bank Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined,) the highest Bank Contributions until the Average Actual Contribution Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Bank Contributions made on behalf of the Highly Compensated Employee with the highest Bank Contribution amount to the extent required to:


                  (i) enable the Average Actual Contribution Percentage limitations to be met, or


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                                                                   ARTICLE III -
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--------------------------------------------------------------------------------


                  (ii) cause such Highly Compensated Employee's Bank Contribution amount to equal the dollar amount of the Bank Contribution made on behalf of the Highly Compensated Employee with the next highest Bank Contribution amount and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.


         If Bank Contributions, if any, during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under
         Section 3.8, shall, whether or not vested, be treated as Forfeitures under Section 4.2.


         In the event that the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.6 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.


         If any Highly Compensated Employee is a Participant in two (2) or more plans of the Employer, for purposes of determining the Actual Contribution Percentage with respect to such Highly Compensated Employee, all such plans shall be treated as one (1) plan.


3.7      AGGREGATE LIMIT; MULTIPLE USE OF ALTERNATIVE LIMITATION


         Multiple use of the alternative limitation in determining the Average Actual Deferral Percentage and Average Actual Contribution Percentage shall not be permitted.


         Multiple use of the alternative limitation occurs if, for the group of Eligible Employees who are Highly Compensated Employees, the sum of the Average Actual Deferral Percentage and the Average Actual Contribution Percentage exceeds the Aggregate Limit.


         For purposes of this Section 3.7, Aggregate Limit shall mean the greater of (a) or (b), where (a) and (b) are as follows:


         (a)      the sum of:


                  (i) one hundred twenty-five percent (125%) of the greater of:


                           (A) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; or


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                                                                   ARTICLE III -
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                           (B)      the Average Actual Contribution  Percentage
                                    for the group of Eligible Employees who are Non-Highly Compensated Employees for the
                                    Plan Year; and


                  (ii)     two (2) plus the lesser of subsection (a)(i)(A) or
                           (a)(i)(B), above. In no event shall this amount exceed two hundred percent (200%) of the lesser of subsection (a)(i)(A) or (a)(i)(B), above.


         (b)      the sum of:


                  (i) one hundred twenty-five percent (125%) of the lesser of:


                           (A) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; or


                           (B) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year; and


                  (ii)     two (2) plus the greater of subsection (b)(i)(A) or
                           (b)(i)(B), above. In no event shall this amount exceed two hundred percent (200%) of the greater of subsection (b)(i)(A) or (b)(i)(B), above.


         If multiple use of the alternative limitation occurs, the excess Before-Tax Contributions for all Highly Compensated Employees under the Plan shall be reduced in accordance Section 3.2(a).


3.8      INTEREST ON EXCESS CONTRIBUTIONS


         In the event Before-Tax Contributions and/or Bank Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.6 ("Excess Contributions") and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant ("Allocation Period") shall be determined in accordance with the provisions of this Section 3.8.


         The earnings allocable to excess Before-Tax Contributions for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and (b) are determined as follows:


         (a) The amount of earnings attributable to the Participant's Before-Tax Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant's Before-Tax Contribution Account as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Before-Tax Contribution Account on the Participant's behalf during such Plan Year.


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                                                                   ARTICLE III -
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         (b)      The amount of earnings attributable to the Participant's
                  Before-Tax Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions made to the Before-Tax Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Before-Tax Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.


         The earnings allocable to excess Bank Contributions for an Allocation Period shall be equal to the sum of (A) and (B) where (A) and (B) are determined as follows:


         (A) The amount of earnings attributable to the Participant's Bank Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Bank for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant's Bank Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Bank Contribution Account on the Participant's behalf during such Plan Year.


         (B) The amount of earnings attributable to the Participant's Bank Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Bank Contributions made to the Bank Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Bank Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.


3.9      PAYMENT OF CONTRIBUTIONS


         Subject to the provisions of Section 3.1, as soon as possible after each payroll period, but in any event within the time prescribed by law or regulation, the Employer shall deliver (a) to the Trustees (i) the Before-Tax Contributions required to be made to the Trust during such payroll period under the applicable Compensation Reduction Agreements and (ii) the Bank Contributions required to be made to the Trust during such payroll period; and (b) to the Separate Agency (i) the Before-Tax Contributions required to be made to the Separate Agency during such payroll period under the applicable


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                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

         Compensation Reduction Agreements and (ii) the Bank Contributions required to be made to the Separate Agency during such payroll period.


         Special Contributions to the Trust or Separate Agency, as applicable, shall be forwarded by the Employer to the Trustees no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.


3.10     ROLLOVER CONTRIBUTIONS


         Subject to such terms and conditions as may from time to time be established by the Committee and the Trustees, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Plan Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustees. Rollover Contributions shall be credited to an Employee's Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.


3.11     SECTION 415 LIMITS ON CONTRIBUTIONS


         (a) For purposes of this Section 3.11, the following terms and phrases shall have the meanings hereafter ascribed to them:


                  (i) "Annual Additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year: (A) Employer contributions, including Before-Tax Contributions and Bank Contributions; (B) any other Employee contributions; (C) forfeitures; and (D)(1) amounts allocated to an individual medical account as defined in Sections 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in
                           Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions. Annual Additions include the following contributions credited to a Participant's Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the
                           Participant:


                           (I) Before-Tax Contributions which exceed the limitations set forth in Section 3.2(a);


                           (II) Before-Tax Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.2(b); and

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                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------



                           (III) Bank Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.6.


                           Annual Additions also include any employer contributions for such Limitation Year to a qualified employee stock ownership plan maintained by the Employer and allocated to the Participant's individual account under such plan, plus such Participant's allocable portion of any employer contribution for such Limitation Year to a qualified employee stock ownership plan maintained by the Employer and applied to the payment of principal and interest on a securities acquisition loan obtained by such plan. Notwithstanding the foregoing, if, for any Limitation Year, the aggregate amount of employer contributions to such as employee stock ownership plan allocable to individuals who are Highly Compensated Employees for such Limitation Year does not exceed one-third of the total of all employer contributions to such plan for such Limitation Year, then that portion, if any, of any employer contributions that is applied to the payment of interest on a securities acquisition loan shall not be included as an Annual Addition. Prior to January 1, 1997, in determining whether more than one-third of the employer contributions for a Limitation Year would be allocable to the Highly Compensated Employees, any amount allocable to a family member (within the meaning of Section 414(q)(B) of the Code) of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation shall be treated as an allocation to such Highly Compensated Employee. In no event shall the value of any securities purchased under a qualified employee stock ownership plan with a securities acquisition loan, any dividends or other earnings thereon, any proceeds from the sale thereof or any portion of the value of the foregoing be included as an Annual Addition.


                  (ii) "Current Accrued Benefit" shall mean a Participant's annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:


                           (A) any change in the terms and conditions of the defined benefit plan after May 5, 1986; and


                           (B) any cost-of-living adjustment occurring after May 5, 1986.


                  (iii) "Defined Benefit Plan" and "Defined Contribution Plan" shall have the meanings set forth in Section 415(k) of the Code.

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                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

                  (iv) "Defined Benefit Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the aggregate projected annual benefit (determined as of the last day of the Limitation Year) of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and
                           (B) the denominator of which is the lesser of: (I) the product of 1.25 (or such adjustment as required under Section 12.4) and the dollar limitation in effect under Section 415(b)(l)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or (II) the product of 1.4 and the amount which may be taken into account with respect to such Participant under
                           Section 415(b)(1)(B) of the Code for such Limitation Year. Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans of the Employer in existence on May 6, 1986, the dollar limitation of the denominator of this fraction will not be less than one hundred twenty five percent (125%) of the Participant's Current Accrued Benefit.


                  (v) "Defined Contribution Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior Limitation Years (including annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer), and (B) the denominator of which is the sum of the maximum aggregate amounts for the current year and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).


                           "Maximum aggregate amounts" shall mean the lesser of
                           (I) the product of 1.25 (or such adjustment as required under Section 12.4) and the dollar limitation in effect under Section 415(c)(l)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or
                           (II) the product of 1.4 and the amount that may be taken into account under Section 415(c)(l)(B) of the Code; provided, however, that the Committee may elect, on a uniform and nondiscriminatory basis, to apply the special transition rule of Section 415(e)(7) of the Code applicable to Limitation Years ending before January 1, 1983 in determining the denominator of the Defined Contribution Plan Fraction.


                           If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0


--------------------------------------------------------------------------------
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                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

                           times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.


                  (vi)     "Limitation Year" shall mean the calendar year.


                  (vii) "Section 415 Compensation" shall be a Participant's remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6). For purposes of this Section, effective for Plan Years commencing after December 31, 1997, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.


         (b) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.


         (c) If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code. In such event, a Participant's Annual Additions to this Plan shall be reduced for purposes of complying with the Section 415 limitations of the Code before reducing the Annual Additions to any other Defined Contribution Plan.


         (d) Notwithstanding anything contained in the Plan to the contrary, in no event shall the Annual Additions to a Participant's Accounts for a Limitation Year exceed the lesser of:


--------------------------------------------------------------------------------
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                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

                  (i) thirty thousand dollars ($30,000) as adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 415(d) of the Code; or,


                  (ii)     twenty-five percent (25%) of the Participant' s
                           Section 415 Compensation for such Limitation Year. For purposes of this subsection (d)(ii), Section 415 Compensation shall not include (A) any contribution for medical benefits within the meaning of Section 419A(f)(2) of the Code after separation from service, which is otherwise treated as an Annual Addition, and
                           (B) any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.


         (e) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant, or as otherwise permitted by the Internal Revenue Service, the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):


                  (i)      Before-Tax Contributions;


                  (ii)     Special Contributions; and


                  (iii)    Bank Contributions.


         (f) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitations set forth in subsection
                  (d) above at the end of a Limitation Year, such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be treated in accordance with the following:


                  (i) such excess amounts shall be used to reduce the Before-Tax Contributions, Bank Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Before-Tax Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year; or

--------------------------------------------------------------------------------
717                                  30   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE III -
                                  CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

                  (ii) such excess amounts may be reduced by the distribution of such Participant's Before-Tax Contributions to such Participant.


                  The Employer will, at the end of the Limitation Year in which such excess amounts were made, choose the manner in which to treat such excess amounts on a uniform and nondiscriminatory basis on behalf of all affected Participants. If such excess amounts are reduced by the distribution in subsection (ii), the amounts of such distribution shall not be taken into account for purposes of Sections 3.2(a)(i) and (ii), 3.6 (a) and (b), or in determining the limitation in Section 3.2(b). In addition, Bank Contributions, if any, attributable to such amounts shall constitute Forfeitures as described in Section 4.2.


         (g) If a Participant participates in both (i) the Plan and/or any other defined contribution plan maintained by the Employer and
                  (ii) any defined benefit plan or plans maintained by the Employer, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction shall not exceed the sum of 1.0. This subsection (g) shall not apply with respect to Plan Years beginning on or after January 1, 2000.


         (h) If, for any Plan Year commencing prior to January 1, 2000, the sum determined under subsection (g) for any Participant exceeds 1.0, the Defined Benefit Plan Fraction of such Participant as provided in the defined benefit plan or plans maintained by the Employer shall be reduced in order that such sum shall not exceed 1.0.


--------------------------------------------------------------------------------
717                                  31   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE IV -
                                                         VESTING AND FORFEITURES
--------------------------------------------------------------------------------

                                  ARTICLE IV -
                             VESTING AND FORFEITURES

4.1      VESTING


         (a) An Employee shall always be fully vested in the Net Value of his Participant Contribution Account, the Net Value of his Before-Tax Contribution Account, the Net Value of his Pioneer Prior Matching Contribution Account and the Net Value of his Rollover Contribution Account.


         (b) A Participant shall become fully vested in the Net Value of his Bank Contribution Account upon the earlier of such Participant's (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.


         (c) A Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Bank Contribution Account in accordance with the following schedule:


                        Period of Service                     Vested Percentage
                        -----------------------               -----------------
                        Less than 2 years                              0%
                        2 years but less than 3 years                 25%
                        3 years but less than 4 years                 50%
                        4 years but less than 5 years                 75%
                        5 or more years                              100%

                  For purposes of determining a Participant's Period of Service under subsection (c) and under Section 4.3, employment with an Affiliated Employer shall be deemed employment with the Employer.


                  For purposes of determining a Participant's vested percentage of the Net Value of his Bank Contribution Account, all Periods of Service shall be included.


         (d) The vested Net Value of a Participant's Bank Contribution Account, shall be determined as follows:


                  (i) the Participant's Bank Contribution Account shall first be increased to include that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;


                  (ii) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to the Account as determined in accordance with clause (i);


--------------------------------------------------------------------------------
717                                  32   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE IV -
                                                         VESTING AND FORFEITURES
--------------------------------------------------------------------------------

                  (iii) the amount determined in accordance with clause (ii) shall then be reduced by (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.


4.2      FORFEITURES


         If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be allocated, pro rata, based on Before-Tax Contribution Accounts of Participants who are Employees of the Employer.


         With respect to a Participant's Bank Contribution Account, anything in
         Section 4.1 to the contrary notwithstanding, Bank Contribution, if any, forfeited in accordance with the fifth paragraph of Section 3.2(a), the second paragraph of Section 3.2(c), the fourth paragraph of Section 3.6 or the second paragraph of Section 3.11(f), shall be applied to reduce the amount of subsequent Bank Contributions, if any, otherwise required to be made.


         If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant's termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.


         If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest or elects to receive installment payments pursuant to Section 7.5(e) or 7.6(d), the nonvested portion of such former Participant's Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Periods of Severance, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.



--------------------------------------------------------------------------------
717                                  33   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE IV -
                                                         VESTING AND FORFEITURES
--------------------------------------------------------------------------------

4.3      VESTING UPON TERMINATION OF SERVICE AND SUBSEQUENT REEMPLOYMENT


         (a) For purposes of this Section 4.3, "Period of Service" means an Employee's Period of Service determined in accordance with
                  Section 4.1(c).


         (b) For the purpose of determining a Participant's vested interest in the Net Value of his Bank Contribution Account:


                  (i) if an Employee is not vested in any Bank Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or
                           (ii) the aggregate number of his Periods of Service credited before his One Year Period of Severance.


                  (ii) if a Participant is partially vested in any Bank Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five (5) consecutive One Year Periods of Severance, a former Participant's vested interest in the Net Value of the Bank Contribution Account attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.


                  (iii) if a Participant is fully vested in any Bank Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.





--------------------------------------------------------------------------------
717                                  34   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                    ARTICLE V -
                                              TRUST FUND AND INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------

                                   ARTICLE V -
                       TRUST FUND AND INVESTMENT ACCOUNTS

5.1      TRUST FUND


         The Employer has adopted the Agreement as the funding vehicle with respect to the Investment Accounts.


         All contributions forwarded by the Employer to the Trustees pursuant to the Agreement shall be held by them in trust and shall be used to purchase Units on behalf of the Plan in accordance with the terms and provisions of the Agreement. Contributions designated for investment in any Investment Account of the Trust Fund shall be allocated proportionately to and among the classes of Units so selected for such Investment Account.


         All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan and Trust. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.


         The Trustees shall invest and reinvest the Trust Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Agreement. The Trustees may maintain such part of the Trust Fund in cash uninvested as they shall deem necessary or desirable. The Trustees shall be the owner of and have title to all the assets of the Trust Fund and shall have full power to manage the same, except as otherwise specifically provided in the Agreement.


5.2      INTERIM INVESTMENTS


         The Trustees may temporarily invest any amounts designated for investment in any of the Investment Accounts of the Trust Fund identified herein in the Investment Account which provides for short-term investments, and retain the value of such contributions therein pending the allocation of such values to the Investment Accounts designated for investment.


5.3      ACCOUNT VALUES


         The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust and Separate Agency as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Units credited to such Account. The applicable Units shall be valued from time to time by the


--------------------------------------------------------------------------------
717                                  35   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                    ARTICLE V -
                                              TRUST FUND AND INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------

         Trustees and Separate Agency, respectively, in accordance with the Agreement and Separate Agreement, but not less often than monthly. On the basis of such valuations, each Employee's Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.


         Upon receipt by the Trustees and Separate Agency of Before-Tax Contributions, Bank Contributions, and, if applicable, Participant Contributions, Rollover Contributions, Pioneer Prior Matching Contributions and Special Contributions, such contributions shall be applied to purchase Units for such Employee's Account, using the value of such Units as of the close of business on the date received. Whenever a distribution or withdrawal is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Units credited to such Employee shall be reduced accordingly and each such distribution or withdrawal shall be charged against the Units of the Investment Accounts of such Employee pro rata according to their respective values.


         For the purposes of this Section 5.3, fractions of Units as well as whole Units may be purchased or redeemed for the Account of an Employee.


5.4      SEPARATE ASSETS


         Subject to the terms and conditions of the Agreement and upon approval by the Trustees, a designated portion of the assets of the Plan may be held as Separate Assets under the Separate Agreement. The Trustees shall have no responsibility or liability with respect to the management and control of any Separate Assets and shall have only those administrative duties with respect to such Separate Assets as are set forth in the Plan and the Agreement.





--------------------------------------------------------------------------------
717                                  36   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE VI -
                                                          INVESTMENT DIRECTIONS,
                                                CHANGES OF INVESTMENT DIRECTIONS
                                       AND TRANSFERS BETWEEN INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------

                                  ARTICLE VI -
                             INVESTMENT DIRECTIONS,
                        CHANGES OF INVESTMENT DIRECTIONS
                    AND TRANSFERS BETWEEN INVESTMENT ACCOUNTS

6.1      INVESTMENT DIRECTIONS


         Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Units in any one or more of the Investment Accounts, including, to purchase Shares through the Share Investment Account. Such direction, shall indicate the percentage, in multiples of one percent (1%), in which Participant Contributions, Before-Tax Contributions, Bank Contributions made in cash, Special Contributions, Pioneer Prior Matching Contributions and Rollover Contributions shall be made to the designated Investment Accounts.


         To the extent a Participant shall fail to make an investment direction, contributions made in cash made on his behalf shall be applied to purchase Units in the Investment Account which provides for short-term investments.


6.2      CHANGE OF INVESTMENT DIRECTIONS


         A Participant may change any investment direction not more often than once in any calendar quarter, in the form and manner prescribed by the Committee, either: (a) by completing and filing a notice at least ten
         (10) days prior to the effective date of such direction, or, (b) effective July 1, 1998, by telephone or other electronic medium. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.


6.3      TRANSFERS BETWEEN INVESTMENT ACCOUNTS


         A Participant or Beneficiary, or an Employee subject to Section 6.4, may, not more often than once in any calendar quarter, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment Accounts in the form and manner prescribed by the Committee, either: (a), by filing a notice at least ten (10) days prior to the effective date of such change, or, (b) effective July 1, 1998, by telephone or other electronic medium. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.


--------------------------------------------------------------------------------
717                                  37   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE VI -
                                                          INVESTMENT DIRECTIONS,
                                                CHANGES OF INVESTMENT DIRECTIONS
                                       AND TRANSFERS BETWEEN INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------

6.4      EMPLOYEES OTHER THAN PARTICIPANTS


         (a)      Investment Direction


                  An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of
                  Section 3.10, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Units in any one or more of the Investment Accounts, and to purchase Shares through the Share Investment Account. Such direction shall indicate the percentage, in multiples of one percent (1%), in which contributions shall be made to the designated Investment Accounts. To the extent that any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Units in the Investment Account which provides for short-term investments.


         (b)      Transfers Between Investment Accounts


                  An Employee who is not a Participant may, subject to the provisions of Section 6.3, not more often than once in any calendar quarter, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment Accounts. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.


6.5      INVESTMENT OF BANK CONTRIBUTIONS


         Notwithstanding anything in this Plan to the contrary, (a) in the event that all or a portion of the Bank Contribution and if applicable, Pioneer Prior Matching Contribution, is made in the form of Shares in accordance with the provisions of Section 3.4(d), such Shares shall be invested in the Share Investment Account and (b) the Employer may, in its sole and absolute discretion by resolution of the Board of Directors, direct that the portion of the Bank Contribution made in the form of cash be one hundred percent (100%) invested in the Share Investment Account applied to purchase Shares.


6.6      VOTING RIGHTS


         Each person with an interest in the Share Investment Account on the applicable record date shall have the right to participate in the decision as to how to exercise the voting rights appurtenant to the Shares held in the Share Investment Account by completing and filing a written direction with the Committee on a timely basis. the Committee shall direct the Separate Agency to cast affirmative votes equal to the product of (a) the total number of shares held in the Share Investment Account multiplied by (b) a fraction, the numerator of which is the aggregate value of the interests in the Share Investment Account of all persons directing than affirmative vote be cast, and the denominator


--------------------------------------------------------------------------------
717                                  38   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                   ARTICLE VI -
                                                          INVESTMENT DIRECTIONS,
                                                CHANGES OF INVESTMENT DIRECTIONS
                                       AND TRANSFERS BETWEEN INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------
         of which is the aggregate value of the interests in the Share Investment Account of all persons directing that an affirmative vote or a negative vote be cast. Negative votes shall be cast with respect to the remaining Shares held in the Share Investment Account.


6.7      TENDER RIGHTS


         Each person with an interest in the Share Investment Account on the applicable record date shall have the right to participate in the decision as to how to response to a tender offer for Shares by completing and filing a written direction with the Committee on a timely basis. The Committee shall direct the Separate Agency to tender a number of Shares equal to the product of (a) the total number of shares held in the Share Investment Account multiplied by (b) fraction, the numerator of which is the aggregate value of the interests in the Share Investment Account of all persons directing that such Shares be delivered in response to such tender offer, and the denominator of which is the aggregate value of the interests ion the Share Investment Account of all persons directing that such Shares be delivered or that the delivery of such Shares be withheld. Delivery of the remaining Shares held in the Share Investment Account shall be withheld.


6.8      DISSENTERS' RIGHTS


         Each person with an interest in the share Investment Account on the applicable record date shall have the right to participate in the decision as to whether to exercise the dissenters' rights appurtenant to Shares held in the Share Investment Account by completing and filing a written direction with the Committee on a timely basis. The Committee shall direct the Separate Agency to exercise dissenters' rights with respect to the number of Shares equal to the product of (a) the total number of Shares held in the Share Investment Account multiplied by (b) a fraction, the numerator of which is the aggregate value of the interests in the Share Investment Account of all persons directing that the dissenters' rights appurtenant to which Shares be exercised, and the denominator of which is the aggregate value of all of the interests in the Share Investment Account. Dissenters' rights shall not be exercised with respect to the remaining Shares held in the share Investment Account.


6.9      DIVIDEND REINVESTMENT


         Dividends paid with respect to Shares held in the Share Investment Account shall be reinvested in the Share Investment Account.

--------------------------------------------------------------------------------
717                                  39   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                  ARTICLE VII -
                                                            PAYMENT OF BENEFITS
--------------------------------------------------------------------------------


                                  ARTICLE VII -
                               PAYMENT OF BENEFITS

7.1      GENERAL


         (a) The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.


         (b) The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.


         (c) Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with Section 401(a)(9) of the Code and any and all Income Tax Regulations promulgated thereunder.


7.2      NON-HARDSHIP WITHDRAWALS


         (a) Subject to the terms and conditions contained in this Section 7.2, upon ten (10) days prior written notice to the Committee each Participant, or each Employee who solely maintains a Rollover Contribution Account, shall be entitled to withdraw not more than twice during any Plan Year, all or any portion of his Accounts in the following order of priority provided that, with respect to subsections (a)(iii) and (v) below, the Participant must have attained age fifty-nine and one-half (59-1/2) as of the date of the withdrawal:


                  (i) Participant Contributions or, if less, the Net Value of his Participant Contribution Account attributable to such Participant Contributions;


                  (ii) the Net Value of his Participant Contribution Account not withdrawn under subsection (i) above;


                  (iii)    the Net Value of his Before-Tax Contribution Account;


                  (iv) the vested interest in the Net Value of his Bank Contribution Account, provided the Participant (A) has attained age fifty-nine and one half (59-1/2) or
                           (B) has at least five (5) years of participation in the Plan and Prior Plan;


                  (v)      the Net Value of his Rollover Contribution Account;


                  (vi) the Net Value of his Pioneer Prior Matching Contribution Account, provided the Participant has attained age fifty-nine and one-half (59-1/2).

--------------------------------------------------------------------------------
717                                  40   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                  ARTICLE VII -
                                                            PAYMENT OF BENEFITS
--------------------------------------------------------------------------------


         (b) Withdrawals under this Section 7.2 shall be made by the redemption of Units from each of the Participant's Accounts on a pro rata basis among the Investment Accounts other than the Share Investment Account prior to the redemption of Units from the Share Investment Account. Notwithstanding the foregoing, a redemption of Units from the Share Investment Account, if applicable, shall be made prior to the redemption of any Units from the Participant's Account having the next highest order of priority under Section 7.2(b).


         (c) If any Employee who is subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, shall obtain a withdrawal under this Section 7.2, such person shall not be permitted to make any Before-Tax Contributions to the Plan for a period of one (1) year following the date of withdrawal.


7.3      HARDSHIP DISTRIBUTIONS


         (a) For purposes of this Section 7.3, a "Hardship" distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.


         (b)      Immediate and Heavy Financial Need:


                  A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:


                  (i) expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Employee, the Employee's Spouse or any of the Employee's dependents as defined under Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Employee, the Employee's Spouse or any of the Employee's dependents as defined under Section 152 of the Code; or


                  (ii) purchase (excluding mortgage payments) of a principal residence of the Participant; or


                  (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's Spouse, children or any of the Employee's dependents as defined under Section 152 of the Code; or


                  (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

--------------------------------------------------------------------------------
717                                  41   THE DIME SAVINGS BANK OF WILLIAMSBURGH

                                                                  ARTICLE VII -
                                                            PAYMENT OF BENEFITS
--------------------------------------------------------------------------------


                  (v) any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.


         (c)      Necessary to Satisfy Such Financial Need:


                  (i) A distribution will be treated as necessary to satisfy an immediate and heavy financial need of an Employee if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Employee and (2) if elected by the Employee, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Employee.


                  (ii) A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant's representation that the need cannot be relieved:


                           (A) through reimbursement or compensation by insurance or otherwise,


                           (B)      by reasonable liquidation of the
                                    Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,


                           (C) by cessation of Before-Tax Contributions or Employee contributions, if any, under the Plan, or


                           (D) by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.


                           For purposes of this subsection (c)(ii), the Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.


                  (iii) Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met:


                           (A)      all of the following requirements are
                                    satisfied:


                                    (I)     the distribution is not in excess of
                                            the amount of the immediate and
                                            heavy financial need of the
                                            Participant and (2) if elected by
                                            the Employee, an amount necessary to
                                            pay


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                                            any federal, state or local income
                                            taxes or penalties reasonably
                                            anticipated to result from such
                                            distribution;


                                    (II)    the Participant has obtained all
                                            distributions, other than Hardship
                                            distributions, and all nontaxable
                                            loans currently available under all
                                            plans maintained by the Employer;


                                    (III)   the Plan, and all other plans
                                            maintained by the Employer, provide
                                            that the Participant's elective
                                            contributions and Employee
                                            contributions, if any, will be
                                            suspended for at least twelve (12)
                                            months after receipt of the Hardship
                                            distribution; and


                                    (IV)    the Plan, and all other plans
                                            maintained by the Employer, provide
                                            that the Participant may not make
                                            elective contributions for the
                                            Participant's taxable year
                                            immediately following the taxable
                                            year of
                                            the Hardship distribution in excess
                                            of the applicable limit under
                                            Section 402(g) of the Code for such
                                            next taxable year, less the amount
                                            of such Participant's elective
                                            contributions for the taxable year
                                            of the Hardship distribution; or


                           (B) the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.


         (d) A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.2 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.3), apply not more often than twice in any Plan Year to the Committee for a Hardship distribution. Any application for a Hardship distribution shall be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of (i) a Participant's Before-Tax Contributions,
                  (ii) all or a portion of his vested interest in the Net Value of his Bank Contribution Account, (iii) the Net Value of his Rollover Contribution Account and (iv) the Net Value of his Pioneer Prior Matching Contribution Account.


         (e) Distributions under this Section 7.3 shall be made in the following order of priority:

                  (i)      Participant's Before-Tax Contributions; and


                  (ii) Participant's vested interest in the Net Value of his Bank Contribution Account;

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                  (iii)    the Net Value of the Employee's Rollover Contribution
                           Account; and


                  (iv) the Net Value of his Pioneer Prior Matching Contribution Account.


         (f) Withdrawals under this Section 7.3 shall be made by the redemption of Units from each of the Participant's Accounts on a pro rata basis among the Investment Accounts other than the Share Investment Account prior to the redemption of Units from the Share Investment Account. Notwithstanding the foregoing, a redemption of Units from the Share Investment Account, if applicable, shall be made prior to the redemption of any Units from the Participant's Account having the next highest order of priority under Section 7.3(e).


         (g)      A Participant who receives a Hardship distribution under this
                  Section 7.3 may have his Before-Tax Contributions suspended in accordance with Section 3.3.


         (h) If any Employee who is subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, shall obtain a withdrawal under this Section 7.3, such person shall not be permitted to make any Before-Tax Contributions to the Plan for a period of one (1) year following the date of the withdrawal.


7.4      DISTRIBUTION OF BENEFITS FOLLOWING RETIREMENT OR TERMINATION OF SERVICE


         (a) If an Employee incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee in accordance with the provisions of Section 7.5 or 7.6 or 7.8. The amount of such distribution shall be the vested interest in the Net Value of his Accounts as of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation acceptable to the Trustees for such purpose.


         (b) An election by an Employee to receive the vested interest in the Net Value of his Accounts in a form other than in the normal form of benefit payment set forth in Sections 7.5(a) and (b) and Sections 7.6(a) and (b) may not be revoked or amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date or in the form of annual installments, may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.


         (c) An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of all or part of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.5 or 7.6, shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee's subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of Section 7.5 or 7.6 or 7.8.


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7.5      PAYMENTS UPON RETIREMENT OR DISABILITY


         (a) If (i) an Employee incurs a Termination of Service as of his Retirement Date or if an Employee incurs a Termination of Service due to Disability, (ii) such Employee has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (d),
                  (e), (f) or (g) and (iii) the vested interest in the Net Value of the Employee's Accounts is equal to or less than three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date or date of Disability.


         (b) If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date and the vested interest in the Net Value of the Employee's Accounts exceeds three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date.


         (c) If an Employee incurs a Termination of Service as of his Early Retirement Date or if an Employee incurs a Termination of Service due to Disability, and the vested interest in the Net Value of the Employee's Accounts exceeds three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the Employee attained Normal Retirement Date or Postponed Retirement Date or would have attained his Normal Retirement Date if he were still employed by the Employer, or (ii) the date of receipt by the Trustees of the proper documentation indicating such Retirement Date.


         (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (c), an Employee who incurs a Termination of Service as of his Early Retirement Date or incurs a Termination of Service due to Disability may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to his Normal Retirement Date. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date.


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         (e)      In lieu of the normal form of benefit payment set forth in subsections (a), (b) and (c), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts in the form of annual installments over a period not to exceed ten (10) years. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Employee and shall be based on the respective values of the Employee's Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Units from the Employee's Accounts on a pro rata basis among such Employee's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such former Employee which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Employee's Investment Accounts. If an Employee elects to receive his benefit pursuant to this subsection (e), the installment period may not extend beyond the life expectancy of such Employee or the life expectancy of such Employee and his Beneficiary.


         (f) In lieu of the normal form of benefit payment set forth in subsections (a), (b) and (c), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his Normal Retirement Date or Postponed Retirement Date. The applicable form must be filed at least ten (10) days prior to the Employee's Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's deferred distribution date.


         (g) In lieu of the normal form of benefit payment set forth in subsections (a), (b) and (c), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, at least ten
                  (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation.


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7.6      PAYMENTS UPON TERMINATION OF SERVICE FOR REASONS OTHER THAN RETIREMENT
         OR DISABILITY


         (a) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c), (d) or (e) and the vested interest in the Net Value of the Employee's Accounts, as determined by the Trustees in accordance with subsection (f), is equal to or less than three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the later of the Valuation Dates set forth in subsections (f)(i) and (f)(ii).


         (b) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c), (d) or (e) and the vested interest in the Net Value of the Employee's Accounts, as determined by the Trustees in accordance with subsection (f), exceeds three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer or
                  (ii) the date of receipt by the Trustees of the proper documentation indicating the Employee's attainment of his Normal Retirement Date.


         (c) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his termination; provided, however, that the Valuation Date may not be later than thirteen (13) months following his Termination of Service. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum as some other Valuation Date following the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date.


         (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may file an election form to receive the vested interest in the Net Value of his Accounts in the form of annual installments over a period not to exceed ten (10) years. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Employee and shall be based on the respective values of the Employee's Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Units from the Employee's Accounts on a pro rata basis among such Employee's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such former Employee which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Employee's Investment Accounts. If an Employee elects to receive his benefit pursuant to this subsection (d), the installment period may not extend beyond the life expectancy of such Employee or the life expectancy of such Employee and his Beneficiary.

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         (e)      In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation.


         (f) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability and has not elected to receive the vested interest in the Net Value of his Accounts pursuant to an optional form of benefit payment in accordance with subsection (c), (d) or
                  (e), the Employer shall notify the Trustees of such termination. The Trustees shall determine the vested interest in the Net Value of the Accounts of such Employee as of the later of: (i) the Valuation Date which occurs thirteen (13) months following his Termination of Service or (ii) the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating that he incurred a Termination of Service.


7.7      PAYMENTS UPON DEATH


         (a) In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (i) such Participant's Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse's consent acknowledges understanding of the effect of such election and
                  (iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be


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                  required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.


         (b) In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.


         (c) The designation of a Beneficiary who is other than a Participant's Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person. If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this
                  Section 7.7, "person" includes an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.


         (d) A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior election by submitting written notification of such revocation to the Committee. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.


         (e) Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.


         (f) If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts of such Participant shall be paid, in accordance with the provisions of subsection
                  (g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

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         (g)      If a Participant dies before his entire vested interest in the
                  Net Value of his Accounts has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant's death. Notwithstanding the foregoing, if, prior to the Participant's death:


                  (i) the Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant's election or (B) the last Valuation Date which occurs within one (1) year of the Participant's death; or


                  (ii) the Participant had elected to receive and had begun receiving a distribution in the form of installments, such Beneficiary shall receive distributions over the remaining installment period, at the times set forth in such election.


                  If the Beneficiary is the Participant's Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.


         (h) Notwithstanding anything in the Plan to the contrary, the provisions of Sections 7.7(a) through (g) shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.


7.8      DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS


         For purposes of this Section 7.8, the following definitions shall apply:


         (a) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.


         (b) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.


         (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible

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                  Rollover Distribution to the surviving Spouse, an Eligible
                  Retirement Plan is an individual retirement account or individual retirement annuity.


         (d) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective January 1, 2000, any Hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.


         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 7.8, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


7.9      COMMENCEMENT OF BENEFITS


         (a) Unless the Employee elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the attainment by the Employee of age sixty-five (65), (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or Prior Plan, or (iii) the termination of the Employee's employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.


         (b)      Distributions to five-percent owners:


                  The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which

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                  such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).


         (c)      Distributions to other than five-percent owners:


                  The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner and who attained age seventy and one-half (70-1/2) prior to January 1, 1988 must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (i) his termination of employment or (ii) his attainment of age seventy and one-half (70-1/2).


                  Except as otherwise provided in the following paragraph, the vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2) after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the later of: (A) the 1989 calendar year or (B) the calendar year in which such individual attains age seventy and one-half (70-1/2).


                  Effective January 1, 1997, an Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Net Value of his Accounts to the date of his termination of employment.


                  Notwithstanding the foregoing, the vested interest in the Net Value of the Accounts of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age seventy and one-half (70-1/2) on or after January 1, 1999, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).


7.9 MANNER OF PAYMENT OF WITHDRAWALS AND DISTRIBUTIONS FROM THE SHARE INVESTMENT ACCOUNT


         Withdrawals from the Share Investment Account shall be made to Participants in cash.


         Distributions from the Share Investment Account shall be made to Participants and Beneficiaries in cash, unless the Participant or Beneficiary elects that such distributions may be made wholly or partially in Shares. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in Shares, subject to such terms and conditions as may be established from time to time, the number of Shares to be distributed shall be equal to the maximum number of whole Shares that may be acquired with the amount to be distributed in Shares, based upon the fair market value of a Share

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                                                                  ARTICLE VII -
                                                            PAYMENT OF BENEFITS
--------------------------------------------------------------------------------


         determined as of the date of payment. An amount of money equal to any remaining amount of the payment that is less than the fair market value of a whole Share shall be distributed in cash. For purposes of this
         Section 7.9. the fair market value of a Share shall be determined on a uniform and nondiscriminatory basis in such manner as the Separate Agency may, in its discretion, prescribe.




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                                                                 ARTICLE VIII -
                                                           LOANS TO PARTICIPANTS
--------------------------------------------------------------------------------



                                 ARTICLE VIII -
                              LOANS TO PARTICIPANTS

8.1      DEFINITIONS AND CONDITIONS


         (a) For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:


                  (i) "Borrower" shall mean a Participant or a "Party in Interest" (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provisions of Section 7.5(d) or 7.6(d) or 7.7.


                  (ii) "Loan Account" means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).


         (b) To the extent permitted under the provisions of this Article VIII and subject to the terms and conditions set forth herein, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.


8.2      LOAN AMOUNT


         Upon a finding by the Committee that all requirements hereunder have been met, prior to September 11, 1997, a Borrower may request a loan from his Accounts in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of: the Before-Tax Contribution Account, Bank Contribution Account (if he is one hundred percent (100%) vested in such Account), Participant Contribution Account, Pioneer Prior Matching Contribution Account and Rollover Contribution Account, or (b) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve (12) months. Commencing September 11, 1997, a Borrower may request a loan from his Accounts, in an amount up to the lesser of: (i) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of his Before-Tax Contribution Account, vested Bank Contribution Account, Participant Contribution Account, Pioneer Prior Matching Contribution Account and Rollover Contribution Account, or (ii) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be one thousand dollars ($1,000). Commencing June 11, 1998, for purposes of this Section 8.2, the Net Value of a Borrower's Accounts includes all outstanding loans within the Borrower's Loan Account under Section 8.4(d).


8.3      TERM OF LOAN


         All loans shall be for a fixed term of not more than five (5) years, except that a loan which shall be used to acquire any dwelling which within a reasonable time is to be used


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                                                                 ARTICLE VIII -
                                                           LOANS TO PARTICIPANTS
--------------------------------------------------------------------------------

         as the principal residence of the Participant, may, in the discretion of the Committee, be made for a term of not more than ten (10) years. Interest on a loan shall be based on a reasonable rate of interest. Such rate shall be based on the Prime Rate, as published in The Wall Street Journal on the date the loan is requested, increased by one percent (1%) and rounded to the nearest quarter of one percent (1/4 of 1%). Such rate shall remain in effect until the Loan Account is closed.


8.4      OPERATIONAL PROVISIONS


         (a) An application for a loan shall be filed in the form and manner prescribed by the Committee and shall be subject to the fees set forth in Section 9.11. If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of such Valuation Date next following receipt by the Trustee.


         (b) Except as provided in Section 5.4, the amount of the loan shall be distributed in cash from the Investment Accounts in which the Borrower's Accounts are invested, and prior to September 11, 1997, one hundred percent (100%) vested, in the following order of priority:


                  (i)      Participant Contribution Account;


                  (ii)     Before-Tax Contribution Account;


                  (iii)    Rollover Contribution Account;


                  (iv) Bank Contribution Account and on and after September 11, 1997, vested Bank Contribution Account; and


                  (v)      Pioneer Prior Matching Contribution Account.


                  Distributions from each of the foregoing Accounts shall be made on a pro rata basis among the Investment Accounts other than the Share Investment Account prior to any distribution from the Share Investment Account. Notwithstanding the foregoing, a distribution from the Share Investment Account, if applicable, shall be made prior to a distribution from the Participant's Account having the next highest order of priority determined hereunder.


         (c) The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustees; (ii) an assignment to the Plan of such Borrower's interest in his Accounts to the extent of such loan; and (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The


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                                                                 ARTICLE VIII -
                                                           LOANS TO PARTICIPANTS
--------------------------------------------------------------------------------

                  aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustees, or the Committee as agent for the Trustees, as an asset of the Borrower's Loan Account pursuant to subsection (d).


         (d) A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower's (i) executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower's promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.


         (e) As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower's Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower's Account. If the Committee established a lien against the Borrower's Accounts pursuant to
                  Section 8.6(b), and foreclosure of such lien is deferred until the Borrower's Termination of Service pursuant to Section 8.6(b)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower's Loan Account shall be charged with interest on the unpaid principal and interest thereon.


         (f) Only one (1) loan shall be outstanding to any Borrower under this Article VIII at any time. Commencing June 11, 1998, no more than a maximum of two (2) loans shall be outstanding to any Borrower under this Article VIII at any time. The foregoing operational provisions of this Section 8.4 shall apply individually to each outstanding loan.


8.5      REPAYMENTS


         (a) If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.


                  If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in cash or cash equivalencies to the Employer in equal monthly installments for payment to his Loan Account.


         (b) Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with
                  Section 6.1.

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                                                                 ARTICLE VIII -
                                                           LOANS TO PARTICIPANTS
--------------------------------------------------------------------------------



         (c) With respect to each Borrower's Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower's Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding degree of priority has been restored by an amount equal to that which had been borrowed from such Account.


         (d) A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. A Borrower will not be permitted to make partial prepayments to his Loan Account. Commencing June 11, 1998, the foregoing provisions pertain to the maximum of two (2) outstanding Loan Accounts.


         (e) In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.


8.6      DEFAULT


         (a) If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.


         (b) If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower's Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower's Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:


                  (i) if the Borrower is in the employment of the Employer, upon the Borrower's Termination of Service; or


                  (ii) if the Borrower is not in the employment of the Employer, immediately upon default.


                  Thereupon, the vested interest in the balance of the Borrower's Accounts shall be distributed in accordance with the applicable provisions of the Plan.


         (c) The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from his Participant Contribution Account, Bank Contribution Account, Before-Tax Contribution Account, Pioneer Prior Matching Contribution Account and/or Rollover Contribution Account for a period not exceeding twelve (12) months or (ii) if the Borrower is an Eligible Employee,


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                                                                 ARTICLE VIII -
                                                           LOANS TO PARTICIPANTS
--------------------------------------------------------------------------------


                  authorize Before-Tax Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve (12) months.


8.7      COORDINATION OF OUTSTANDING ACCOUNT AND PAYMENT OF BENEFITS


         (a)      If the Borrower has an outstanding Loan Account and is either
                  (i) scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of Article VII to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause (i) or (ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under Section 7.2 or Section 7.3, shall be made to any Borrower unless and until such Borrower's Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.


         (b) Any reference in the Plan to the Net Value of Units in a Borrower's Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount or amounts and any accrued, unpaid interest thereon, as provided in this Article VIII.




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                                                                    ARTICLE IX -
                                                                  ADMINISTRATION
--------------------------------------------------------------------------------



                                  ARTICLE IX -
                                 ADMINISTRATION

9.1      GENERAL ADMINISTRATION OF THE PLAN


         The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Sponsoring Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX. Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.


9.2      DESIGNATION OF NAMED FIDUCIARIES


         The management and control of the operation and administration of the Plan shall be allocated in the following manner:


         (a) The Sponsoring Employer shall designate the Trustees as a Named Fiduciary to perform those functions set forth in the Plan or the Agreement which are applicable to a Plan of Partial Participation.


         (b) The Sponsoring Employer shall designate the Separate Agency to perform those functions set forth in the Plan or the Separate Agreement.


         (c) The Sponsoring Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Agreement, Separate Agreement or the Plan that are assigned to such Committee.


         (d) A Trust Participant (as defined under the Agreement) may delegate to a person or persons the duties and responsibilities for voting Units set forth under the Agreement.


9.3      RESPONSIBILITIES OF FIDUCIARIES


         The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan, the Agreement or the Separate Agreement.


         To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Sponsoring Employer as being proper under the Plan, the Agreement or the Separate Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be

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                                                                    ARTICLE IX -
                                                                  ADMINISTRATION
--------------------------------------------------------------------------------


         responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Sponsoring Employer.


         No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund or Separate Assets in any manner against investment loss or depreciation in asset value.


         The allocation of responsibility between the Trustees and the Sponsoring Employer or between the Separate Agency and the Sponsoring Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan. To the extent permitted by ERISA, the Trustees shall have no liability or responsibility with respect to the administration of any Separate Assets held outside the Trust except as specifically set forth in the Agreement. The authority and responsibility of the Trustees shall extend only to those Plan assets held by the Trustees.


9.4      PLAN ADMINISTRATOR


         The Sponsoring Employer shall designate the Trustees as the Trustee Administrator to perform those functions applicable to Plans of Partial Participation as set forth in the Agreement. The Employer shall also designate one or more persons to act as Plan Administrator and to perform those functions set forth in the Agreement, the Plan or the Separate Agreement that are assigned to the Plan Administrator.


         The duties and responsibilities of a plan administrator under ERISA shall be allocated between the Plan Administrator and the Trustee administrator as set forth herein or in the Agreement. Such allocation may be changed only by written agreement between the parties and shall not be deemed an amendment to the Plan.


         The Plan Administrator shall be solely responsible for monitoring and notifying the Trustees of an Employee's age for all purposes under the Plan.


         The Plan Administrator is designated as the Plan's agent for the service of legal process.


9.5      COMMITTEE


         The members of the Committee designated by the Sponsoring Employer under Section 9.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days' written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.


         The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or

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                                                                    ARTICLE IX -
                                                                  ADMINISTRATION
--------------------------------------------------------------------------------


         document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustees and the Separate Agency as the act of the Committee. The Trustees and the Separate Agency shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.


         The Sponsoring Employer may, pursuant to Employer Resolutions and upon notice to the Trustees, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.


9.6      POWERS AND DUTIES OF THE COMMITTEE


         The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Agreement, the Separate Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:


         (a) POWER TO CONSTRUE - Except as otherwise provided in the Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions of fact which may arise thereunder.


         (b) POWER TO MAKE RULES AND REGULATIONS - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.


         (c) POWERS AND DUTIES WITH RESPECT TO INFORMATION - The Committee shall have the power and responsibility:


                  (i) to obtain such information as shall be necessary for the proper discharge of its duties;


                  (ii) to furnish to the Employer, upon request, such reports as are reasonable and appropriate;


                  (iii) to receive, review and retain periodic reports of the financial condition of the Trust Fund; and

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                                                                    ARTICLE IX -
                                                                  ADMINISTRATION
--------------------------------------------------------------------------------

                  (iv) to receive, collect and transmit to the Trustees all information required by the Trustees in the administration of the Accounts of the Employee as contemplated in Section 9.7.


         (d) POWER OF DELEGATION - The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Sponsoring Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.


         (e) POWER OF ALLOCATION - Subject to the written approval of the Sponsoring Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.


         (f) DUTY TO REPORT - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) above shall report to the Committee at least annually. The Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.


         (g) POWER TO EMPLOY ADVISORS AND RETAIN SERVICES - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.


9.7      CERTIFICATION OF INFORMATION


         The Committee shall certify to the Trustees on such periodic or other basis as may be agreed upon, but in no event later than ten (10) days before any Valuation Date as of which the Trustees must effect any action with respect to any Accounts held under the provisions of the Plan, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustees shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.


9.8      AUTHORIZATION OF BENEFIT PAYMENTS


         The Committee shall forward to the Trustees and, if applicable, any Separate Agency, any application for payment of benefits within a reasonable time after it has approved such application. The Trustees and such Separate Agency may rely on any such information

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                                                                    ARTICLE IX -
                                                                  ADMINISTRATION
--------------------------------------------------------------------------------

         set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.


9.9      PAYMENT OF BENEFITS TO LEGAL CUSTODIAN


         Whenever, in the Committee's opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustees and the Separate Agency to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.


9.10     SERVICE IN MORE THAN ONE FIDUCIARY CAPACITY


         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.


9.11     PAYMENT OF EXPENSES


         The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustees to the extent required, except that any expenses directly related to the Trust Fund, such as transfer taxes, brokers' commissions, registration charges, or administrative expenses of the Trustees (including expenses of counsel retained by it in accordance with the Agreement), shall be paid from the Trust Fund or from such Investment Account to which such expenses directly relate.


         The Employer may, if determined by the Committee, charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions, loan origination fees and all annual maintenance fees associated with loans or Account transfers.


         Brokerage commissions incurred in connection with the Share Investment Account shall be paid by the Employer.


9.12     ADMINISTRATION OF SEPARATE ASSETS


         The Committee and the Separate Agency shall be solely responsible for the administration of the Separate Assets, including the administration, collection and enforcement of any Employee loans held herein. All contributions to and withdrawals or disbursements from the Separate Assets shall be made directly to or by the Separate Agency.


         The Trustees may, as agreed upon with the Committee, provide such combined or coordinated Plan records and reports, which include the separate Assets. The Trustees shall be fully protected in relying upon any information provided to them by the Committee or Separate Agency with respect to such Separate Assets. The inclusion of

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                                                                    ARTICLE IX -
                                                                  ADMINISTRATION
--------------------------------------------------------------------------------


         any information pertaining to Separate Assets in such combined or coordinated Plan records and reports shall not increase the responsibility or liability of the Trustees with respect to the Separate Assets. If Plan Funds may be transferred between the Separate Assets and the Investment Accounts, the manner in which such transfers may be made must be agreed to in a written instrument entered into among the Committee, the Trustees and the Separate Agency.



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

                                                                    ARTICLE X -
                                                        BENEFIT CLAIMS PROCEDURE
--------------------------------------------------------------------------------


                                   ARTICLE X -
                            BENEFIT CLAIMS PROCEDURE

10.1     DEFINITION


         For purposes of this Article X, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.


10.2     CLAIMS


         A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.


10.3     DISPOSITION OF CLAIM


         The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.


10.4     DENIAL OF CLAIM


         If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a notice written in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:


         (a) a statement that the claim for the benefits under this Plan has been denied;


         (b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;


         (c) a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and


         (d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

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

                                                                    ARTICLE X -
                                                        BENEFIT CLAIMS PROCEDURE
--------------------------------------------------------------------------------

10.5     INACTION BY PLAN ADMINISTRATOR


         A claim for benefits shall be deemed to be denied if the Plan Administrator shall not take any action on such claim within ninety
         (90) days after receipt of the application for benefits by the Claimant or, if later, within the extended processing period established by the Plan Administrator by written notice to the Claimant, in accordance with Section 10.3.


10.6     RIGHT TO FULL AND FAIR REVIEW


         A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit issues and comments in writing.


10.7     TIME OF REVIEW


         The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.6; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written notice shall be furnished to the Claimant prior to the commencement of the extension period.


10.8     FINAL DECISION


         The Claimant shall be notified in writing of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.


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

                                                                    ARTICLE XI -
                                          AMENDMENT, TERMINATION, AND WITHDRAWAL
--------------------------------------------------------------------------------


                                  ARTICLE XI -
                     AMENDMENT, TERMINATION, AND WITHDRAWAL

11.1     AMENDMENT AND TERMINATION


         The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend (subject to the approval of the Trustees), in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of
         Article VII.


         If any amendment changes the vesting schedule, any Participant who has a Period of Service of three (3) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.


         The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:


         (a)      sixty (60) days after the amendment is adopted;


         (b)      sixty (60) days after the amendment becomes effective; or


         (c) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.


11.2     WITHDRAWAL FROM THE TRUST FUND


         An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Agreement.


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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


                                  ARTICLE XII -
                            TOP-HEAVY PLAN PROVISIONS

12.1     INTRODUCTION


         Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top- Heavy Plan, as hereinafter defined.


12.2     DEFINITIONS


         For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.


         (a) "Account," for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant's Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.


         (b) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.


         (c) "Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.


         (d) "Key Employee" means any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is: (i) an Officer having Top-Heavy Earnings from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(l)(A) of the Code; (ii) one of the ten
                  (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under Section 415(c)(l)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code modified by
                  Section 416(i)(1)(B)(iii) of the Code) both more than a one-half of one percent (1/2%) interest in value and the largest interests in the value of the Employer; (iii) a Five-Percent Owner of the Employer; or (iv) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than one hundred fifty thousand dollars ($150,000). For purposes of

--------------------------------------------------------------------------------
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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


                  computing the Top-Heavy Earnings in subsections (d)(i),
                  (d)(ii) and (d)(iv) above, the aggregation rules of Sections 414(b), (c), (m) and (o) of the Code shall apply.


         (e) "Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.


         (f) "Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this
                  Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or
                  (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in
                  Section 414(q)(5) of the Code.


         (g) "One-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.


         (h) A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.


         (i) "Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. The accrued benefit of any Employee shall be determined under the method used for accrual purposes for all plans of the Employer, or if no such method is described, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.


--------------------------------------------------------------------------------
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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


         (j) "Related Rollover Contributions" means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.


         (k) A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two
                  (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.


         (l)      A "Super Top-Heavy Plan" means a Plan in which, for any Plan
                  Year:


                  (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or


                  (ii) the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or


                  (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).


         (m) "Top-Heavy Earnings" means, for any year, compensation as defined under Section 414(q)(4) of the Code, up to a maximum of one hundred sixty thousand dollars ($160,000),adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.


         (n)      A "Top-Heavy Plan" means a Plan in which, for any Plan Year:


                  (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or


                  (ii) the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or


--------------------------------------------------------------------------------
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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


                  (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).


         (o)      "Top-Heavy Ratio" means:


                  (i) if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.


                  (ii) if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.


--------------------------------------------------------------------------------
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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


                  (iii) For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.


         (p) "Valuation Date", for the purpose of computing the Top-Heavy Ratio (as defined under subsection (o)) under subsections (l) and (n) means the last date of the Plan Year.


         For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term "Employer".


12.3     MINIMUM CONTRIBUTIONS


         If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:


         (a) Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Bank Contributions, Special Contributions and Forfeitures made on behalf of such Participant, shall not be less than the lesser of: (i) three percent (3%) of such Participant's Section 415 Compensation (as defined under Section 3.11(a)(vii) of the Plan and modified by Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of the total of each Key Employee's Bank Contributions, Before-Tax Contributions, Special Contributions and Forfeitures, as a percentage of each such Key Employees' Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section 12.3 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom the percentage of the total of

--------------------------------------------------------------------------------
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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


                  Bank Contributions, Before-Tax Contributions, Special Contributions and Forfeitures, is highest in such Top-Heavy year. Any such contribution shall be allocated to the Bank Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Bank Contribution. Any such contribution shall not be deemed to be a Bank Contribution for any other purpose.


         (b) Notwithstanding the foregoing, this Section 12.3 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and
                  (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy. If such other plan does not provide for a minimum allocation or benefit requirement, a minimum of five percent (5%) of a Participant's
                  Section 415 Compensation, as defined in Section 12.3(a) above, shall be provided under this Plan.


         (c) For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:


                  (i)      Qualified Nonelective Contributions;


                  (ii) Bank Contributions made by the Employer on behalf of Key Employees; and


                  (iii) Before-Tax Contributions made by the Employer on behalf of Key Employees.


         (d) Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, or (ii) he failed to make Before-Tax Contributions.


12.4     IMPACT ON SECTION 415 MAXIMUM BENEFITS


         For any Plan Year in which the Plan is a Super Top-Heavy Plan, Sections 3.11(a)(iv) and (v) shall be read by substituting the number 1.0 for the number 1.25 wherever it appears therein. For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Plan shall be treated as a Super Top-Heavy Plan under this Section 12.4, unless each Non-Key Employee who is entitled to a minimum contribution or benefit receives an additional minimum contribution or benefit. If the Non-Key Employee is entitled to a minimum contribution under
         Section 12.3(a), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4 if the minimum contribution satisfies
         Section 12.3(a) when four percent (4%) is substituted for three percent (3%) in Section

--------------------------------------------------------------------------------
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

                                                                   ARTICLE XII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


         12.3(a)(i). If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(b), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4, if the minimum contribution satisfies Section 12.3(b) when seven and one-half percent (7-1/2%) is substituted for five percent (5%).




--------------------------------------------------------------------------------
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

                                                                 ARTICLE XIII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


                                 ARTICLE XIII -
                            MISCELLANEOUS PROVISIONS

13.1     NO RIGHT TO CONTINUED EMPLOYMENT


         Neither the establishment of the Plan, nor any provisions of the Plan or of the Agreement establishing the Trust nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.


13.2     MERGER, CONSOLIDATION, OR TRANSFER


         The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.


13.3     NONALIENATION OF BENEFITS


         Except, effective August 5, 1997, to the extent of any offset of a Participant's benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.


13.4     MISSING PAYEE


         Any other provision in the Plan or Agreement to the contrary notwithstanding, if the Trustees are unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four
         (24) months after the date such payment first became due. However, such


--------------------------------------------------------------------------------
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                                                                 ARTICLE XIII -
                                                       TOP-HEAVY PLAN PROVISIONS
--------------------------------------------------------------------------------


         payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.


13.5     AFFILIATED EMPLOYERS


         All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.


13.6     SUCCESSOR EMPLOYER


         In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.


13.7     RETURN OF EMPLOYER CONTRIBUTIONS


         Any other provision of the Plan or Agreement to the contrary notwithstanding, upon the Employer's request and with the consent of the Trustees, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or
         (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.


         Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of
         Section 403(c) of ERISA.


13.8     ADOPTION OF PLAN BY AFFILIATED EMPLOYER


         An Affiliated Employer of the Sponsoring Employer may adopt the Plan and Agreement upon satisfying the requirements set forth in the Agreement. Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a "single plan" within the meaning of Income Tax Regulations Section 1.414(l)-1(b)(1).

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                                                                 ARTICLE XIII -
                                                       TOP-HEAVY PLAN PROVISIONS
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         For purposes of Article IX, Employer shall mean only the Sponsoring
         Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries, Committee, Plan Administrator, Trustee Administrator and voter of Units designated by the Sponsoring Employer to act on its behalf in accordance with the provisions of the Plan and Agreement.


         The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles IX and XI. However, such Participating Affiliate may at anytime terminate its future participation in the Plan for the purposes and in the manner set forth in the Agreement.


13.9     CONSTRUCTION OF LANGUAGE


         Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.


13.10    HEADINGS


         The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.


13.11    GOVERNING LAW


         The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, except to the extent that such laws are preempted by the Federal laws of the United States of America.

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